Exhibit 99.2 INVESTOR PRESENTATION CONFIDENTIAL FEBRUARY 2021 1 ©2021 CCC Information Services Inc. All rights reserved.Exhibit 99.2 INVESTOR PRESENTATION CONFIDENTIAL FEBRUARY 2021 1 ©2021 CCC Information Services Inc. All rights reserved.

D i s c l a i m e r This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Dragoneer Growth Opportunities Corp. (“DGOC”) and Cypress Holdings, Inc. and its subsidiaries (“CCC” or the “Company”). The information contained herein does not purport to be all-inclusive and none of DGOC, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of the DGOC or the Company. The information contained herein is preliminary and is subject to change, and such changes may be material. The Company's business is subject to a number of risks that are not described in this presentation, including those set forth in the description of forward-looking statements below and to be further described in the registration statement DGOC intends to file with the SEC on Form S-4, which will contain a preliminary prospectus and proxy statement. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of DGOC, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of DGOC and the Company and is intended for the recipient hereof only. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation. Forward-Looking Statements. Certain statements in this Presentation are forward-looking statements. Forward-looking statements generally relate to future events or DGOC’s or the Company’s future financial or operating performance. For example, projections of future Revenue, Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DGOC and its management, and CCC and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against DGOC, CCC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of DGOC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of DGOC or CCC as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; (10) the possibility that DGOC, CCC or the combined company may be adversely affected by other economic, business and/or competitive factors, such as the COVID-19 pandemic; (11) CCC’s estimates of its financial performance, expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DGOC’s final prospectus relating to its initial public offering dated August 13, 2020 and in subsequent filings with the Securities and Exchange Commission (“SEC”), including the proxy statement/prospectus relating to the Business Combination expected to be filed by DGOC. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not rely on forward- looking statements, which speak only as of the date they are made. Neither DGOC nor the Company undertakes any duty to update these forward-looking statements. 2D i s c l a i m e r This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Dragoneer Growth Opportunities Corp. (“DGOC”) and Cypress Holdings, Inc. and its subsidiaries (“CCC” or the “Company”). The information contained herein does not purport to be all-inclusive and none of DGOC, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of the DGOC or the Company. The information contained herein is preliminary and is subject to change, and such changes may be material. The Company's business is subject to a number of risks that are not described in this presentation, including those set forth in the description of forward-looking statements below and to be further described in the registration statement DGOC intends to file with the SEC on Form S-4, which will contain a preliminary prospectus and proxy statement. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of DGOC, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of DGOC and the Company and is intended for the recipient hereof only. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation. Forward-Looking Statements. Certain statements in this Presentation are forward-looking statements. Forward-looking statements generally relate to future events or DGOC’s or the Company’s future financial or operating performance. For example, projections of future Revenue, Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DGOC and its management, and CCC and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against DGOC, CCC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of DGOC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of DGOC or CCC as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; (10) the possibility that DGOC, CCC or the combined company may be adversely affected by other economic, business and/or competitive factors, such as the COVID-19 pandemic; (11) CCC’s estimates of its financial performance, expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DGOC’s final prospectus relating to its initial public offering dated August 13, 2020 and in subsequent filings with the Securities and Exchange Commission (“SEC”), including the proxy statement/prospectus relating to the Business Combination expected to be filed by DGOC. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not rely on forward- looking statements, which speak only as of the date they are made. Neither DGOC nor the Company undertakes any duty to update these forward-looking statements. 2

D i s c l a i m e r ( C o n t ’ d ) Non-GAAP Financial Measures. This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, Revenue, Adjusted Revenue, Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Profit Margin, in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the Appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections. This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal year 2021, as well as our long-term guidance. Neither the Company’s independent auditors, nor the independent registered public accounting firm of DGOC, audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those references under “forward looking statements”. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This Presentation also includes preliminary financial information for the year ended December 31, 2020, which is subject to the completion of the Company’s year end and quarter end close procedures and further financial review. Actual results may differ as a result of the completion of the Company’s year end and quarter end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. Such differences may be material. As a result, those estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s nor DGOC’s registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Industry and Market Data. In this Presentation, DGOC and CCC rely on and refer to certain information and statistics obtained from third-party sources including reports by market research firms. Neither DGOC nor CCC has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, (C), (R) or TM symbols, but DGOC and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information. In connection with the proposed Business Combination, including the domestication of DGOC as a Delaware corporation, DGOC intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of DGOC, and after the registration statement is declared effective, DGOC will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. DGOC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about CCC, DGOC and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of DGOC as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website sec.gov. Participants in the Solicitation. DGOC and its directors and executive officers may be deemed participants in the solicitation of proxies from DGOC’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in DGOC is contained in DGOC’s final prospectus relating to its initial public offering dated August 13, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of DGOC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available. 3D i s c l a i m e r ( C o n t ’ d ) Non-GAAP Financial Measures. This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, Revenue, Adjusted Revenue, Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Profit Margin, in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the Appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections. This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal year 2021, as well as our long-term guidance. Neither the Company’s independent auditors, nor the independent registered public accounting firm of DGOC, audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those references under “forward looking statements”. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This Presentation also includes preliminary financial information for the year ended December 31, 2020, which is subject to the completion of the Company’s year end and quarter end close procedures and further financial review. Actual results may differ as a result of the completion of the Company’s year end and quarter end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. Such differences may be material. As a result, those estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s nor DGOC’s registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Industry and Market Data. In this Presentation, DGOC and CCC rely on and refer to certain information and statistics obtained from third-party sources including reports by market research firms. Neither DGOC nor CCC has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, (C), (R) or TM symbols, but DGOC and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information. In connection with the proposed Business Combination, including the domestication of DGOC as a Delaware corporation, DGOC intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of DGOC, and after the registration statement is declared effective, DGOC will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. DGOC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about CCC, DGOC and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of DGOC as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website sec.gov. Participants in the Solicitation. DGOC and its directors and executive officers may be deemed participants in the solicitation of proxies from DGOC’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in DGOC is contained in DGOC’s final prospectus relating to its initial public offering dated August 13, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of DGOC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available. 3

Today's Presenters



Githesh Ramamurthy
Chairman &
Chief Executive Officer

Githesh joined CCC in 1992 as EVP / CTO. In 1996 he helped take CCC public and in 1999 he became CEO. In June 2000 he was elected chairman of the board.



Marc Fredman
Senior Vice President,
Chief Strategy Officer

Marc leads CCC's overall strategy and corporate development activities. He joined CCC in 2014.



Brian Herb
Executive Vice President, Chief Financial Officer, and Chief Administrative Officer

Brian leads finance, human resources, and legal. He has 20 years of experience in senior financial positions.



Marc Stad
Founder and CEO of
Dragoneer Investment Group

DRAGONEER INVESTMENT GROUP

IGSB TPG McKinsey & Company



Christian Jensen
Partner at
Dragoneer Investment Group

DRAGONEER INVESTMENT GROUP

Accel AEA



Eric Wei
Partner at
Advent International

Advent International GLOBAL PRIVATE EQUITY

BainCapital SAGEVIEW CAPITAL

4

Dragoneer Investment Group overview

DRAGONEER INVESTMENT GROUP

Companies

- Focus on **backing exceptional growth businesses** with **sustainable differentiation** and **superior economic models**
- **Opportunistically invest** in both private and public companies **across industries and geographies**, with a particular focus on **software and internet businesses**

People

- **Top talent** who have demonstrated a **pattern of excellence**
- Led by co-founder and Managing Partner, **Marc Stad**, and co-founder and COO, **Pat Robertson**
- **7 partners** supported by a **team of over 40**

Capital Base

- **>$14 billion** in total assets under management
- **Long-duration capital** from the **highest quality partners**, including endowments and foundations, sovereign wealth funds, pensions, and institutional family offices
- Hybrid **evergreen fund** and **private equity** funds

ATLASSIAN, appfolio, CERIDIAN, Duck Creek Technologies, dynatrace, DATADOG, snowflake, PointClickCare, servicenow, ServiceTitan, PROCORE, slack, samsara, gusto, Square, UiPath, twilio

The Dragoneer Approach

Deeply Analytical Team	Preservation of Capital	Focus on Growth Companies	Flexible + Opportunistic Approach

Best in-class SPAC Board of Directors with several years of operating and governance experience spanning wide-ranging sectors

Sarah J. Friar
CEO of Nextdoor
Nextdoor, Walmart, slack, Square, New Relic, salesforce

Douglas Merritt
President and CEO of Splunk
(~$28bn market cap)
splunk>, Baynote, cisco, SAP, ORACLE

David Ossip
Chairman and CEO of Ceridian
(~$16bn market cap)
CERIDIAN, Sunnybrook, OMERS Ventures, dayforce

Gokul Rajaram
Product Executive at DoorDash
(~$60bn market cap)
DOORDASH, Pinterest, theTradeDesk, FACEBOOK, Google

Jay Simons
Former President of Atlassian
(~$58bn market cap)
ATLASSIAN, bea, HubSpot, plumtree

5

CCC and Dragoneer: A partnership of excellence

CCC is a Market-Leading Vertical SaaS Company that Drives Significant Customer Value and ROI, Leading to Durable Differentiation, an Excellent Economic Model, and a Large Addressable Market with Long-Term Tailwinds

What Dragoneer Looks for in a Company	What Dragoneer Found in CCC
1 Delivers significant and unique value to customers	Mission critical software platform that drives strong revenue expansion and cost efficiencies for its customers, leading to a delighted and growing customer base with an industry-leading NPS of 80
2 Leader in a large and growing TAM	Leader in an estimated $35bn+ global P&C claims software market that is growing at ~5% annually and in the early innings of a long-term digitization trend
3 Exceptional economic model	Adjusted EBITDA margins[1] of 30%+ and expanding, driven by strong operating leverage and an efficient cross-sell motion reinforced by 96% recurring software revenues
4 World class management team	Led by Githesh Ramamurthy, the company's CEO for the past 20 years of growth[3], and a senior management team with deep industry experience
5 Differentiated technology platform	100% multi-tenant cloud platform[2] powered by hyper-scale technology, deep proprietary data assets, multiple network effects, real-world AI solutions, and durable customer relationships
6 Proven R&D engine	Industry leading investments in R&D have created an innovation culture that has consistently developed products to solve customer needs and paved the way for a long runway of growth
7 Sustainable revenue growth	20+ consecutive years of growth[3], accelerating in the past 5 years and with multiple upside levers going forward, driven by software revenue and supported by decades-long customer relationships
8 Capitalizing on long-term industry tailwinds	The rising demands of automotive safety technologies (e.g., autonomous vehicles and ADAS) increase the cost and complexity of the insurance economy, creating long-term opportunities for CCC products
9 Compelling valuation	Attractive valuation relative to comparables with multiple levers for outperformance in the near- and long-term

1. Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Adjusted Revenue. See "Disclaimer-Non-GAAP Financial Measures"
2. Solutions rely on CCC and third-party hosted storage or processing, including private and public infrastructure
3. Calculated on an adjusted revenue non-GAAP basis. Total revenue is adjusted to exclude Casualty 1st Party Clinical (divested 2020) and discontinued Europe and Consumer Services businesses (discontinued 2001)

6

Advent International overview

Advent International
GLOBAL PRIVATE EQUITY

- Founded in 1984, Advent International is one of the largest and most experienced global private equity firms
- With 15 offices across four continents, our globally integrated team focuses on buyouts and growth equity investments in five core sectors
- We seek to invest in leading companies and partner with management to create value through sustained revenue and earnings growth
- Since initiating our private equity strategy in 1989, we have invested $52 billion in over 360 private equity investments across 41 countries
- As of September 30, 2020, Advent managed $66 billion in assets

Advent Approach in Context

Experts in Vertical Software / Tech

- Our core strategy in tech focuses on backing mission-critical platforms with leading market share that are modernizing and digitizing large addressable markets
- CCC embodies this approach as the leading SaaS platform in its market with a track record of platform expansion
- Largest NA investment in flagship GPE XIII[1]

Growth Orientation

- We focus on long-term growth, which stems from our heritage in venture and growth-equity investing
- As such, our companies tend to have very strong customer and product orientations
- Majority of our historical returns have been driven by top-line growth

History of Successful IPOs

- 130 of Advent's portfolio companies have completed IPOs on 30+ stock exchanges
- We are especially proud of the post-IPO performance of these companies, which underscores our long-term orientation
- On average, Advent IPOs return ~5x relative to the market, appreciating >45% in the first year[2] relative to the <10% performance for their indicies[3]

Advent Team Investments: worldpay, vantiv, TransUnion, lululemon, TEKION, DEFINITIVE HEALTHCARE, zenoti

1. GPE XIII is Advent's 8th flagship global private equity fund. CCC represents the largest North American investment by entry equity check size for the fund
2. Reflects first year share price performance of Advent GPE investments that have priced over the past 5 years
3. Average change of indices a year after pricing of Advent investments has been 9% vs. Advent investment price change of 47%

7

C O M P A N Y O V E R V I E W ©2021 Information Services Inc. All rights reserved.C O M P A N Y O V E R V I E W ©2021 Information Services Inc. All rights reserved.

C C C : T h e S a a S p l a t f o r m f o r t h e P & C i n s u r a n c e e c o n o m y INSURERS REPAIR FACILITIES 1 2 300 + 25,000 + Mission-critical AI-enabled (99.96% uptime) SaaS solutions to digitize Complete repair facility operating insurer workflows and drive optimal system to attract, deliver, and PARTS OEMs decisions and customer outcomes manage quality repairs SUPPLIERS All major Cloud 4,000+ OEMS NAME HERE Enabling experiences for Solutions to 40M+ consumers annually enhance OEM Score value & customer Score experience across NAME HERE 30K+ E-commerce solutions to enable vehicle lifecycle 100% SaaS companies parts sales across CCC network Integrations and data to connect Long-term opportunities for new OTHERS other participants to CCC network markets and solutions Lenders, Fleets, Salvage, Tow, Ridesharing, Diagnostics, & more Our platform helps customers drive revenue and profitability across >$100 billion of transactions annually 1. Includes self-insurers and other entities processing insurance claims 9 2. Includes other entities that estimate damaged vehicles ©2021 CCC Information Services Inc. All rights reserved.C C C : T h e S a a S p l a t f o r m f o r t h e P & C i n s u r a n c e e c o n o m y INSURERS REPAIR FACILITIES 1 2 300 + 25,000 + Mission-critical AI-enabled (99.96% uptime) SaaS solutions to digitize Complete repair facility operating insurer workflows and drive optimal system to attract, deliver, and PARTS OEMs decisions and customer outcomes manage quality repairs SUPPLIERS All major Cloud 4,000+ OEMS NAME HERE Enabling experiences for Solutions to 40M+ consumers annually enhance OEM Score value & customer Score experience across NAME HERE 30K+ E-commerce solutions to enable vehicle lifecycle 100% SaaS companies parts sales across CCC network Integrations and data to connect Long-term opportunities for new OTHERS other participants to CCC network markets and solutions Lenders, Fleets, Salvage, Tow, Ridesharing, Diagnostics, & more Our platform helps customers drive revenue and profitability across >$100 billion of transactions annually 1. Includes self-insurers and other entities processing insurance claims 9 2. Includes other entities that estimate damaged vehicles ©2021 CCC Information Services Inc. All rights reserved.

CCC at a glance

100% Multi-tenant cloud platform[1]	**30K+** Total customers	**20+** Consecutive years of growth[2]
96% Recurring software revenue[4]	**80** Net Promoter Score	**10%** 2015 - 2019 revenue CAGR[2]
97% Gross Dollar Retention[3]	**107%** Net Dollar Retention[3]	**34%** Adjusted EBITDA margin[4]

Company overview

- Mission-critical cloud platform for highly interconnected P&C insurance economy
- Software powers customers' growth, core operations, and profitability

Business overview

- $35B+ market opportunity with numerous growth adjacencies
- Competitive advantage driven by multiple network effects, deep integrations, and unique, proprietary applications and data
- Strong recurring revenue business model with high customer retention, expanding margins, and sustained long-term growth

1. Solutions rely on CCC and third-party hosted storage or processing, including private and public infrastructure
2. Calculated on an adjusted revenue non-GAAP basis. Total revenue is adjusted to exclude Casualty 1st Party Clinical (divested 2020) and discontinued Europe and Consumer Services businesses (discontinued 2001)
3. Calculated as of December 2019. See "Definitions" in Appendix
4. Calculated as of December 2020 and reflects preliminary financial results. See "Disclaimer-Use of Projections" and Definitions in the Appendix. Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Adjusted Revenue. See "Disclaimer-Non-GAAP Financial Measures" and the Appendix for a reconciliation to the most directly comparable GAAP measure

©2021 CCC Information Services Inc. All rights reserved.

10

CCC is digitizing the P&C insurance economy

P&C insurance (US)[1]


Auto (45%)
Claims
205B
~$600B
DWP[2]
Non-Auto (55%)
70B
Other[4]

▶ **Nearly half**
of entire P&C insurance market is auto, growing ~7% annually[3]

▶ **1 of 3**
P&C insurance premium dollars is spent on auto claims

▶ **The CCC Cloud**
powers the resulting complex economy

1. Excludes life insurance
2. DWP: Direct written premiums
3. 5-year CAGR between 2013 and 2018
4. Includes sales and marketing, underwriting, and other costs, plus profit

Source: CCC data, A.M. Best © A.M. Best Company - used by permission

©2021 CCC Information Services Inc. All rights reserved.

11

CCC's leading position is built upon two foundational pillars

Auto Insurance Pillars

Insurers (Claims)

- ~80% of auto claims are repairable
- ~$50B paid to repairers each year
- Repair channel critical to accurate, efficient outcomes

CCC SaaS solutions digitize insurer workflows to optimize decisions and customer outcomes

- Claims intake
- Triage and routing
- Claims assessment
- Network assignments
- Audit and review
- Analytics and reporting

Direct Repair Programs (DRP) create **network effect** and **accelerate digital adoption**

CCC launched DRP in 1992 and powers most DRP connections in industry today (network management, assignments, and end-to-end workflow)

Repair Facilities

- ~80% of volume paid by insurers
- ~40% of volume sourced via DRP
- Digital insurer connections foster growth and efficiency

Complete repair facility operating system to attract, deliver, and manage quality repairs

- Lead generation
- Consumer engagement
- Repair operations
- Repair information and services
- Shop management
- Analytics and reporting

CCC stats

300+ insurers[1]

25K+ repair facilities[2]

155K+ DRP connections

1. Includes self-insurers and other entities processing insurance claims
2. Includes other entities that estimate damaged vehicles

Source: CCC data

©2021 CCC Information Services Inc. All rights reserved.

12

Consistent long-term and accelerating growth

Resilient Business Model

Total company adjusted revenue[1]


'00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20

- 20+ consecutive years of growth[1] across multiple market cycles
- Resilient business model driven by long-term customer value and recurring revenue
- Continued quarter-over-quarter growth through COVID in 2020

Accelerating Digital Adoption *in 2020...*


100%+
Increase in insurance mobile transactions


5,000+
New repair shops using digital engagement tools


4
OEM eProcurement programs launched

1. Calculated on an adjusted revenue non-GAAP basis. Total revenue is adjusted to exclude Casualty 1st Party Clinical (divested 2020) and discontinued Europe and Consumer Services businesses (discontinued 2001)

Source: CCC data

©2021 CCC Information Services Inc. All rights reserved.

13

Experienced management team



Githesh Ramamurthy
Chairman & CEO
29 years with CCC



Brian Herb
EVP, CFO, and CAO
1 year with CCC



Mary Jo Prigge
EVP and Chief Service Delivery Officer
22 years with CCC



Barrett Callaghan
EVP, Markets & Customer Success
21 years with CCC



Joe Allen
SVP & GM, Automotive Services Group
29 years with CCC



Andreas Hecht
SVP & GM, OEM Services Group
4 years with CCC



Pete Morowski
EVP and CTO
8 years with CCC



Marc Fredman
SVP and CSO
7 years with CCC



Kevin Ho
SVP & GM, China
10 years with CCC



Kevin Kane
SVP and CLO
13 years with CCC



Gary Newman
SVP and CHRO
15 years with CCC

14

©2021 CCC Information Services Inc. All rights reserved.

Investment highlights

Large, acyclical TAM ready for digitization

#1 industry SaaS platform powered by 100% multi-tenant cloud[1]

Blue chip customer base with strong account retention and ongoing growth potential

Mission-critical, deeply integrated software with multiple network effects

Highly recurring and visible SaaS revenue model delivered via multi-year subscriptions

20+ consecutive years[2] of growth with many expansion opportunities available

Highly experienced team delivering strong growth in equity value for 20+ years

1. Solutions rely on CCC and third-party hosted storage or processing, including private and public infrastructure
2. Calculated on an adjusted revenue non-GAAP basis. Total revenue is adjusted to exclude Casualty 1st Party Clinical (divested 2020) and discontinued Europe and Consumer Services businesses (discontinued 2001)

Source: CCC data

©2021 CCC Information Services Inc. All rights reserved.

15

BUSINESS AND PRODUCT OVERVIEW ©2021 Information Services Inc. All rights reserved.BUSINESS AND PRODUCT OVERVIEW ©2021 Information Services Inc. All rights reserved.

Auto insurance economy is complex and interconnected



Insurance Economy (Auto)
Consumers
Fleets
Medical Providers
Insurers
OEMs
Rentals
Lenders
Repair Facilities
Towing
Dealers
Aftermarket Parts
Recyclers
Other Suppliers
Labor
Sublets
Glass
Auctions
Government entities
Resellers
CCC monetization:
CCC facilitation:

CCC stats

$100B+	$1T+	30K+
of txns annually	historical data	companies

CCC connects the many diverse participants in the insurance economy

- Large, complex, and highly interconnected ecosystem between insurers and numerous other parties
- Single event can require hundreds of micro-transactions to be resolved
- CCC generates revenue from a single event multiple times as it flows through the various participants in this economy
- Unique, hard to replicate assets powered by 100% multi-tenant cloud[1]

1. Solutions rely on CCC and third-party hosted storage or processing, including private and public infrastructure

Source: CCC data

©2021 CCC Information Services Inc. All rights reserved.

17

Outcomes depend on complicated, hyper-local decisions

CCC is the definitive platform for major decisions made throughout the auto insurance economy



Example Auto Collision



ECOSYSTEM

- **300+** Insurance carriers[1]
- **25K+** Repair facilities[2]
- **155K** DRP relationships
- **4K+** Parts suppliers

LOCAL GEOGRAPHIC FACTORS

- **1.4M** Labor rate profiles
- **4.1B** Live parts quotes
- **9.9K** Regulatory / DOI jurisdictions
- **7.3M** Consumer reviews

EVENT-SPECIFIC FACTORS

- **6.9M** OEM parts SKUs
- **56K** Audit rules (across carriers)
- **2.3M** Repair procedures
- **50M+** Casualty bill lines

Sample decisions powered by CCC

Among all available network participants, who needs to be involved in resolving this particular event?

What local rates and prices apply? What local regulations apply? Who are the best performing providers in the area?

What is the exact damage to this specific vehicle and what is needed to restore it? What injuries did or did not occur? What is the precise cost of resolution?

1. Includes self-insurers and other entities processing insurance claims
2. Includes other entities that estimate damaged vehicles

Source: CCC data

©2021 CCC Information Services Inc. All rights reserved.

18

CCC solutions address market needs

	Insurance	Repair	Others
Leading Solutions	**SaaS solutions that digitize insurer workflows to drive optimal decisions and customer outcomes** ▪ Digital engagement ▪ Decision engines ▪ Workflow automation	**Complete repair facility operating system to attract, deliver, and manage quality repairs** ▪ Lead generation ▪ Repair operations ▪ Back-office functions	**Integrations and data that connect OEMs, dealers, parts suppliers, lenders, TNCs, rental, tow & more** ▪ Network connections ▪ Data and analytics ▪ Workflow automation
Sample products	▪ Estimating ▪ Total Loss Valuation ▪ Casualty Bill Review ▪ DRP Workflow ▪ Virtual Inspection	▪ DRP Network Management ▪ Estimating ▪ Repair Procedures ▪ Consumer Status Updates ▪ Shop Management	▪ Electronic Purchase Orders ▪ Parts Promotion ▪ OEM Network Dashboard ▪ Recall Notifications ▪ Lien + Title Processing
SaaS Model	**Recurring** subscription + transactional revenue (long-term exclusive contracts) **~3-5 year** average contract length	**Recurring** subscription revenue **~3 year** average contract length	**Recurring** subscription + transactional revenue **~3 year** average contract length

19

©2021 CCC Information Services Inc. All rights reserved.

Digitization driven by best-in-class SaaS solutions

Innovative enterprise and consumer-facing applications to drive digitization across insurance economy



CCC solutions deliver tangible ROI by:

- Facilitating lead generation & growth
- Digitizing manual processes
- Increasing efficiency and speed
- Improving customer experiences

20

©2021 CCC Information Services Inc. All rights reserved.

World-class multi-tenant cloud technology platform

CCC Cloud



Integrations
Applications
Infrastructure

Core Capabilities | Customer Experience | AI | Workflow
Network Management | IoT & Exchange

Enterprise Scale

350M+ Annual interface txns	**20M+** Annual assignments
500K+ Active registered users	**1,400+** Releases per year
39.6 TB Network traffic per day	**2.7B** Database txns per day

Secure, multi-tenant cloud

State-of-the-art SaaS architecture

~$110M annual spend on R&D in 2020[1]

1. 2020 reflects preliminary financial information. See "Disclaimer-Use of Projections."

Source: CCC data

©2021 CCC Information Services Inc. All rights reserved.

21

CCC delivers real-world AI solutions at enterprise scale

Real-world Adoption

5+
years of AI deployed in market

~50
Insurers using CCC AI in production

300+
AI models in production

Example Solutions

Damage Detection



Patented heat map technology to automatically identify vehicle damage

9 of 10
consumers prefer estimates with heat maps

CCC Smart Estimate



World's first AI-powered estimating solution live in market

~30%
productivity increase vs. baseline

Built for Scale

- **Hyperscale platform** to support large volume of concurrent users in real-time
- Powered by >$1 trillion of **historical data**, billions of historical images, and many other types of data
- **Seamless integration** with customer workflows to rapidly inject new AI models and continuously improve existing ones

22

Source: CCC data

©2021 CCC Information Services Inc. All rights reserved.

$35B+ global market opportunity



Global P&C Premiums ($B)
1,600
Claims
1,100
Other
500

Loss Adjustment Expense (LAE)	Accuracy	Ecosystem
$75B+ Claims handling expenses	**$50B+** Avoidable claims leakage	**$1T+** Claims payouts
5:1	5:1	1%

Target value capture rate[1]

Market Opportunity

$15B+ Digitizing claims handling	**$10B+** Eliminating leakage	**$10B+** Digitizing ecosystem

$35B+ addressable market with several adjacencies available

1. Long-run target based on accelerating industry demand for digital solutions

Source: A.M. Best © A.M. Best Company - used by permission, CCC data and management estimates, McKinsey as of April 2020

©2021 CCC Information Services Inc. All rights reserved.

23

Many expansion adjacencies available

CCC Total Addressable Market



Cross-sell existing products
Geographic expansion
M&A opportunities
$35B+
Cross-sell existing products
New product innovation (digital / mobile, AI, repair quality, IoT, and more)
M&A opportunities
$9B+
Multi-line expansion
New customer expansion
M&A opportunities
$13B+
$598M[1]
CCC (2020)
US Auto
All US P&C
Global P&C

	CCC (2020)	US Auto	All US P&C	Global P&C
	Represents **<30 bps** of total P&C claims spend by CCC customers	*+7% premium growth annually*	*+5% premium growth annually*	*+5% premium growth annually*
		18 of top 20 on CCC platform	**16 of top 20** on CCC platform	**4 of top 5 in China** on CCC platform
Take rate (% of total claims spend)	<0.3%	~4.4%[2]	~3.0%	~3.0%

1. Reflects preliminary financial results. See "Disclaimer-Use of Projections". Revenue calculated on a non-GAAP basis. For a reconciliation to GAAP revenue, see Appendix
2. Auto take rate above full P&C because of complexity of auto claims and associated ecosystem

Source: A.M. Best © A.M. Best Company - used by permission, analyst reports, CCC data and estimates as of 2021

©2021 CCC Information Services Inc. All rights reserved.

24

Building durable, differentiated insurance platform in China

3 of the world's top 10 insurers are based in China – and all use CCC solutions

4 of China's top 5 insurers use the CCC platform

- Generational opportunity to digitize insurance economy in China
- CCC has early leadership position with insurers and is well positioned to establish similar ecosystem as in US
- Building SaaS momentum with dealers and repairers in 100K+ location Chinese body shop market

Source: CCC data, Insurance Journal

©2021 CCC Information Services Inc. All rights reserved

25

Rising complexity drives demand for digital solutions


VEHICLE STRUCTURE
33% increase
# of repairable parts per claim since 2010


INTERNAL SYSTEMS
100M+
Avg. lines of code per vehicle


ADAS / DIAGNOSTICS
900%
Growth in rate of repaired vehicles scanned since 2017


CONNECTED CARS
66%
% of new vehicles sold that are connected (2020 estimate)


RIDESHARING
40M+
Monthly shared rides in the US (2019)


CONSUMER ENGAGEMENT
41M
# of global mobile messages per minute (2019)

Source: CCC data, Yahoo Finance, SBD Automotive, Statista, buildfire

©2021 CCC Information Services Inc. All rights reserved

26

Long-term ADAS evolution will create new opportunities

ADAS-enabling the world's vehicles will be multi-decade evolution...

Technology — ADAS technology still developing, with full self-driving among mass market vehicles years away

Legal — ADAS policy, regulatory, and liability framework will need to be established and codified into law

Car Parc Transition — Any new vehicle technology requires decades to turn over US car parc, given large existing installed base

There is **~$4 trillion** worth of vehicles on US roads alone to transition to ADAS over time

...And accompanying rise in ADAS-driven complexity will create new opportunities


CLAIMS
LIVE
SELF-DRIVING SHUTTLE CRASHES

New solutions to manage complexity of ADAS-enabled claims (liability, higher severity, routing, etc.)


REPAIRS

New solutions to manage complexity of ADAS-enabled repairs (ADAS calibration, repair procedures, etc.)


DATA / ANALYTICS

New solutions to assess, price, and underwrite risk for ADAS-enabled vehicles across entire ecosystem

Source: CCC data, Bureau of Transportation Statistics

©2021 CCC Information Services Inc. All rights reserved.

27

Strong long-term customer retention and growth

Blue chip customer base

18 of top 20

insurers on platform

100%

national MSO coverage

12 of top 15

OEMs as customers

70%
revenue from 10+ year accounts[1]

97%
Gross Dollar Retention[3]

107%
Net Dollar Retention[3]

Sales growth index

10+ year insurance customers[2]



Avg. revenue per long-term insurance customer (10+ years) has risen 80% from 2010-2019
+80%
Index = 100
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

1. Includes Auto Physical Damage (APD) insurance customers and repair facilities
2. Based on Insurance Auto Physical Damage (APD) portion of business which CCC has participated in for 10+ years
3. As of December 2019. Refer to "Definitions" page in Appendix

©2021 CCC Information Services Inc. All rights reserved.

28

Proven ability to cross-sell solutions: Repair facility examples

Repair facility cross-selling has risen significantly over time

Share of repair customers by # of subscribed products



4%
7%
89%
7%
10%
13%
18%
52%
10%
14%
20%
20%
36%
5+
4
3
2
1
2010
2015
2020

2X revenue per repair facility since 2010

Example: Rapid adoption of CCC Engage package throughout 2020



CCC Engage is a digital CRM solution for repair facilities, including services such as:
- Lobby check-in
- Remote photo estimating
- Repair scheduling
- Insurer collaboration

>25% of customer base adopted in past 12 months

Source: CCC data

©2021 CCC Information Services Inc. All rights reserved.

29

Multiple network effects strengthen the CCC platform


Insurer performance...
... drives shop growth and efficiency...
... and ecosystem expansion
Increased use of repair facility channel
Higher customer sat and performance
Insurance Companies
Faster, more accurate, and higher quality repairs
155K
Insurer / Repair Facility connections
Higher customer sat and performance
Repair Facilities
Improved efficiency via integrated CCC ONE platform
20M+
Parts quoted for Repair Facilities in 2020
Real-time parts sourcing
Parts Suppliers
Improved accuracy and efficiency
Increased growth and performance

Source: CCC data

©2021 CCC Information Services Inc. All rights reserved.

30

Dealer Count ORDER PARTS CONVERT TO REPAIR ORDER C a s e S t u d y : P a r t s e x p a n s i o n Convert to RO K Be io ysn to ic n e Auto Parts 1-800 Radiator Parts Channel ~10% of GMV now facilitated electronically, Delivers today Delivers tomorrow Delivers in 2 days Cancel Cancel A/M RT Headlamp assy w/fog... RECY Radiator A/M RT Fender coup VW2503114 $139.00 1E0121253 $78.75 60211SVAA90ZZ with significant upside remaining Today Today 2 days A/M LT Headlamp assy w/fog... RECY Fan assy VW2502114 $139.00 1HM959455C $157.50 No Photo Today Tomorrow RECOND RT Side marker lamp 18-5399-01 $11.86 Today RECY Bumper cover 60211SVAA90ZZ $85.50 PO Total: $1,221.14 PO Total: $236.25 PO Total: 3 Purchase Orders $1,678.84 NEXT Integrated, real-time parts quoting and ordering via CCC platform CCC's reach, along with the ability to put a promotional price upfront, are game changers… The dealers love it, and their repair facility customers love it as well. We are so pleased by its performance and CCC's commitment to our partnership, that we have decided to make CCC part of our marketing strategy for the company and our dealers nationally.“ Launch - Bruce T. Smith, Senior VP Parts & Service, Honda 18 months 31 Source: CCC data ©2021 CCC Information Services Inc. All rights reserved.Dealer Count ORDER PARTS CONVERT TO REPAIR ORDER C a s e S t u d y : P a r t s e x p a n s i o n Convert to RO K Be io ysn to ic n e Auto Parts 1-800 Radiator Parts Channel ~10% of GMV now facilitated electronically, Delivers today Delivers tomorrow Delivers in 2 days Cancel Cancel A/M RT Headlamp assy w/fog... RECY Radiator A/M RT Fender coup VW2503114 $139.00 1E0121253 $78.75 60211SVAA90ZZ with significant upside remaining Today Today 2 days A/M LT Headlamp assy w/fog... RECY Fan assy VW2502114 $139.00 1HM959455C $157.50 No Photo Today Tomorrow RECOND RT Side marker lamp 18-5399-01 $11.86 Today RECY Bumper cover 60211SVAA90ZZ $85.50 PO Total: $1,221.14 PO Total: $236.25 PO Total: 3 Purchase Orders $1,678.84 NEXT Integrated, real-time parts quoting and ordering via CCC platform CCC's reach, along with the ability to put a promotional price upfront, are game changers… The dealers love it, and their repair facility customers love it as well. We are so pleased by its performance and CCC's commitment to our partnership, that we have decided to make CCC part of our marketing strategy for the company and our dealers nationally.“ Launch - Bruce T. Smith, Senior VP Parts & Service, Honda 18 months 31 Source: CCC data ©2021 CCC Information Services Inc. All rights reserved.

Growth levers drive future performance



New Customers
Upsell
Cross-sell existing
Packaging innovation
New Solutions
Insurer innovation
Repair facility innovation
Ecosystem innovation
M&A opportunities
New Markets
New customer segments
Multi-line expansion
Geographic expansion
M&A opportunities
Data & Insights
Integrated Network
Cloud Platform

32

©2021 CCC Information Services Inc. All rights reserved.

F I N A N C I A L O V E R V I E W ©2021 Information Services Inc. All rights reserved. 33F I N A N C I A L O V E R V I E W ©2021 Information Services Inc. All rights reserved. 33

Financial highlights

1 **Consistent growth at scale and accelerating**	• 20+ consecutive years of adjusted revenue growth[1] • Benefiting from strong network effect and expansion into new products • Proven ability to cross-sell solutions
2 **Highly predictable, recurring revenue model with strong customer retention**	• 96% recurring software revenue[2] • Long-term contracts across business with exclusive deals with insurers • 97% Gross Dollar Retention (GDR)[3]
3 **Strong operating leverage with ongoing margin expansion**	• Adjusted Gross Margin of 75%[2] • Adjusted EBITDA margin of 34%[4] • Continued investment in R&D to drive innovation and long-term growth
4 **Capital-efficient business model**	• Capital efficiency enables investment into future growth • Low levels of working capital consumption • Modest Cap Ex requirements

1. Calculated on an adjusted non-GAAP basis. Total revenue is adjusted to exclude Casualty 1st Party Clinical (divested 2020) and discontinued Europe and Consumer Services businesses (discontinued 2001)
2. Calculated as of December 2020 and reflects preliminary financials results. See "Disclaimer-Use of Projections." See "Definitions" in Appendix
3. As of December 2019. See "Definitions" in Appendix
4. Calculated as of December 2020 and reflects preliminary financial results. See "Disclaimer-Use of Projections." Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Adjusted Revenue. See "Disclaimer-Non-GAAP Financial Measures" and the Appendix for a reconciliation to the most directly comparable GAAP measure

©2021 CCC Information Services Inc. All rights reserved.

34

Annual recurring software business model

Recurring Software / SaaS[1]		Other[1]
96% **2020 Revenue[2]**		4% **2020 Revenue[2]**
Subscription	Recurring Trans-actional	Mostly Trans-actional
Average Contracts: 3-5 Year Deals		

1. See Recurring Software and Other Revenue definitions in Appendix
2. Calculated as of December 2020 and reflects preliminary financial information. See "Disclaimer-Use of Projections." Calculated on a non-GAAP basis. For a reconciliation to GAAP revenue, see Appendix

©2021 CCC Information Services Inc. All rights reserved.

35

Historical revenue and margin performance

Adjusted Revenue[1]


(US $ in millions)
+10%
384
419
462
518
570
2015[3]
2016
2017
2018
2019

Annual Organic Growth (%)	7%	9%	10%	12%	10%

Adjusted EBITDA[2]


(US $ in millions)
+13%
104
119
124
148
170
2015
2016
2017
2018
2019

Adj. EBITDA Margin[4] (%)	27%	28%	27%	29%	30%

1. Calculated on a non-GAAP basis. For a reconciliation to GAAP revenue, see Appendix
2. Adjusted EBITDA is a non-GAAP financial measure. See "Disclaimer-Non-GAAP Financial Measures" and the Appendix attached hereto for a reconciliation to Net Income (Loss), the most directly comparable GAAP measure
3. Includes a small acquisition mid-year which had $4mm of revenue with partial year impact of $2mm
4. Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Adjusted Revenue. See "Disclaimer-Non-GAAP Financial Measures"

©2021 CCC Information Services Inc. All rights reserved.

36

2020 financial performance

Adjusted Revenue[1]



(US $ in millions)
+5%
570
598
2019
2020

- Revenue growth through 2020 highlights resiliency of recurring business model
- COVID impacted transactional volumes and portion of new business, temporarily impacting NDR from 107% to 103%[4]
- Despite pandemic, subscription revenue and client retention was not impacted

Adjusted EBITDA[2]



(US $ in millions)
+19%
170
203
2019
2020

	2019	2020
Adj. EBITDA Margin[3] (%)	30%	34%

- Double-digit adjusted EBITDA growth driven by combination of strong operating leverage and cost management through pandemic
- Cost containment efforts were a combination of structural change and one time initiatives
- Maintained investment levels in new product innovation

1. 2020 reflects preliminary financial information. See "Disclaimer-Use of Projections." Calculated on a non-GAAP basis. For a reconciliation to GAAP revenue, see Appendix
2. 2020 reflects preliminary financial information. See "Disclaimer-Use of Projections." Adjusted EBITDA is a non-GAAP financial measure. See "Disclaimer-Non-GAAP Financial Measures" and the Appendix attached hereto for a reconciliation to Net Income (Loss), the most directly comparable GAAP measure
3. Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Adjusted Revenue. See "Disclaimer-Non-GAAP Financial Measures"
4. 2020 reflects preliminary financial information. See "Disclaimer-Use of Projections." See "Definitions" in Appendix for definition of NDR

©2021 CCC Information Services Inc. All rights reserved.

37

2021 Adjusted Revenue forecast[1]



(US $ in millions)
598
30
10-15
5-10
5-10
20-30
675
1
2
3
4
5
2020 Revenue
Annualized existing revenue
Signed not yet live
COVID normalization
Committed not yet signed
Net new business
2021 Revenue

1. Full year impact of revenue opportunities realized in 2020
2. New clients or cross sell opportunities signed in 2020, which will generate incremental revenue in 2021 once live
3. COVID transactional volumes start to recover over depressed 2020 levels
4. Client new business commitments that have not yet been signed but which are expected to roll out in 2021
5. New business revenue 'go get' in year, including cross sell, upgrades and new logos

1. 2020 reflects preliminary financial information and 2021 reflects management forecast. See "Disclaimer-Use of Projections." Reflects Revenue on a non-GAAP basis. See "Disclaimer-Non-GAAP Financial Measures" and the Appendix for a reconciliation to GAAP revenue

©2021 CCC Information Services Inc. All rights reserved.

38

2021 Adjusted EBITDA forecast[1]



(US $ in millions)
203
(10-12)
(8-10)
(5-7)
60-65
242
1
2
3
4
2020 Adj. EBITDA
Incremental Investment
Discretionary Spend
Public Company Costs
Operating Leverage
2021 Adj. EBITDA

Adj. EBITDA Margin[2] (%)	34%	36%

1. Increased P&L investment largely focused on R&D spend, net of select one-time cost reductions
2. Normalized discretionary spend from depressed 2020 levels (travel, marketing, G&A)
3. Incremental public company costs (D&O insurance, public company support costs)
4. EBITDA contribution from incremental revenue

1. 2020 reflects preliminary financial information and 2021 reflects management forecast. See "Disclaimer-Use of Projections." Adjusted EBITDA is a non-GAAP financial measure. See "Disclaimer-Non-GAAP Financial Measures" and the Appendix attached hereto for a reconciliation to Net Income (Loss), the most directly comparable GAAP measure
2. Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Adjusted Revenue. See "Disclaimer-Non-GAAP Financial Measures"

©2021 CCC Information Services Inc. All rights reserved.

39

Long-term modeling guidance

	Long-term Targets
Organic Adjusted Revenue Growth[1]	7-10%
Adjusted Gross Profit Margin[1]	80%
Adjusted EBITDA Margin[2]	45%
Cap Ex as % of Revenue	4-7%
Effective Tax Rate	Mid 20s%
Working Capital as % of Revenue	Low single-digit consumption

1. Calculated on a non-GAAP basis. See "Disclaimer-Non-GAAP Financial Measures"
2. Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Adjusted Revenue. See "Disclaimer-Non-GAAP Financial Measures"

©2021 CCC Information Services Inc. All rights reserved.

40

T R A N S A C T I O N O V E R V I E W ©2021 Information Services Inc. All rights reserved. 41T R A N S A C T I O N O V E R V I E W ©2021 Information Services Inc. All rights reserved. 41

Transaction summary

Transaction Overview

- Fully distributed pro forma enterprise value of $7.0bn, or 29.1x CY21E Adj. EBITDA[1] of $242mm
- Transaction to be funded by a combination of $692mm cash in trust, $175mm in FPA proceeds, and a committed PIPE of $150mm from institutional investors
- Significant alignment between existing CCC shareholders, the sponsor, and management:
  - 100% of existing CCC shareholders are rolling their equity into combined company
  - Portion of sponsor and existing shareholder equity will be subject to earnout provisions
- Transaction is expected to close in the second quarter of 2021

Post-Transaction Ownership[2]



FPA
2.7%
PIPE Investors
2.3%
Dragoneer
Sponsor Shares
1.3%
Dragoneer Public
Shareholders
10.5%
Existing
Chariot
Shareholders
83.2%

Valuation ($mm)

Enterprise Value ($mm)	
Shares Outstanding (mm)	654.2
(x) Share Price	$10.00
Equity Value	**$6,542**
(+) Net Debt	507
Enterprise Value	**$7,049**
Transaction Multiples	
Enterprise Value / CY21E Revenue	10.4x
Enterprise Value / CY21E Adj. EBITDA	29.1x
Net Debt / CY20E Adj. EBITDA	2.5x
Net Debt / CY21E Adj. EBITDA	2.1x

Sources & Uses ($mm)

Sources	
Dragoneer Trust Account and Other Cash[3]	$692
FPA Proceeds	175
PIPE Proceeds	150
Cash on Balance Sheet[4]	10
Total Cash	$1,027
Rolling Debt[5]	1,485
Rolling Equity	5,441
Total Sources	**$7,953**
Uses	
Cash to Balance Sheet	$978
Rolling Debt	1,485
Rolling Equity	5,441
Estimated Fees and Expenses	49
Total Uses	**$7,953**

1. Adjusted EBITDA is a non-GAAP financial measure. See "Disclaimer-Non-GAAP Financial Measures"
2. Represents ownership at close. Share count of 654.2mm composed of 1) 544.1mm shares held by existing CCC shareholders; 2) 69.0mm shares held by Dragoneer public shareholders; 3) 17.5mm shares associated with forward purchase agreements; 4) 15.0mm shares held by PIPE investors; and 5) 8.6mm Sponsor promote shares. Share count of 654.2mm excludes: 1) 17.3mm Dragoneer public warrants (with strike price of $11.50 and redeemable at $18.00 / share); 2) 15.8mm Sponsor warrants (with strike price of $11.50), which does not include an incremental 2.0mm warrants that may be exchanged for the $2.0mm working capital loan from Dragoneer affiliates (strike price of $11.50); 3) 15.0mm existing shareholder earnout shares (composed of a single tranche with target price of $15.00 per share); and 4) 8.6mm Dragoneer Sponsor earnout shares (composed of a single tranche with a target price of $13.00). This assumes zero redemptions by Dragoneer public shareholders
3. Includes $2mm working capital loan by Dragoneer affiliates to the SPAC to be repaid in cash consideration or in exchange for 2mm warrants (with strike price of $11.50 per share), at the discretion of Dragoneer
4. Reflects estimated cash balance as of transaction close
5. Includes $1,333mm rolled debt from CCC, $150mm of expected additional debt drawn prior to transaction close, and $2mm working capital loan by affiliates of Dragoneer

42

C C C h a s a u n i q u e c o m b i n a t i o n o f a t t r i b u t e s r e l a t i v e t o p e e r s Insurtech Peers Vertical Software Peers Recurring Peer Average: 78% 1 2 Revenue % 96% 96% 88% 88% Market 86% 82% 81% 77% 76% 72% Leader 56% 54% Mission Critical Chariot_Guidance_Low GWRE DCT ADSK DSGX CDNS BSY SNPS VRSK ANSS TYL NEM-DE Network Effects 3 Rule of 40 Peer Average: 41% 57% 56% 52% 49% 49% Proprietary 46% 42% 42% 39% 37% Data Asset 20% SaaS 7% Model Chariot_Guidance_Low DCT GWRE ANSS VRSK DSGX ADSK CDNS SNPS BSY NEM-DE TYL 1. As of most recent fiscal year information available 43 2. Estimate as of December 2020 3. Rule of 40 calculated as CY21E Revenue Growth + CY21E Adj. EBITDA Margin Source: Company filings, and FactSet median broker consensus estimates as of January 20, 2021C C C h a s a u n i q u e c o m b i n a t i o n o f a t t r i b u t e s r e l a t i v e t o p e e r s Insurtech Peers Vertical Software Peers Recurring Peer Average: 78% 1 2 Revenue % 96% 96% 88% 88% Market 86% 82% 81% 77% 76% 72% Leader 56% 54% Mission Critical Chariot_Guidance_Low GWRE DCT ADSK DSGX CDNS BSY SNPS VRSK ANSS TYL NEM-DE Network Effects 3 Rule of 40 Peer Average: 41% 57% 56% 52% 49% 49% Proprietary 46% 42% 42% 39% 37% Data Asset 20% SaaS 7% Model Chariot_Guidance_Low DCT GWRE ANSS VRSK DSGX ADSK CDNS SNPS BSY NEM-DE TYL 1. As of most recent fiscal year information available 43 2. Estimate as of December 2020 3. Rule of 40 calculated as CY21E Revenue Growth + CY21E Adj. EBITDA Margin Source: Company filings, and FactSet median broker consensus estimates as of January 20, 2021

P e e r b e n c h m a r k i n g – O p e r a t i n g m e t r i c s (US $ in millions) Insurtech Peers Vertical Software Peers 2021E Revenue Growth 17% Peer Average: 9% 14% 13% 12% 11% 9% 9% 9% 7% 7% 6% 2% Chariot_Guidance_Low DCT GWRE ADSK ANSS DSGX BSY NEM-DE SNPS CDNS VRSK TYL 1 $675 $263 $754 $4,247 $1,830 $381 $868 $788 $4,078 $2,834 $2,974 $1,198 2021E Revenue 2 2021E Adj. EBITDA Margin 49% Peer Average: 31% 45% 41% 39% 36% 35% 33% 32% 30% 30% 5% 2% Chariot_Guidance_Low GWRE DCT VRSK ANSS DSGX CDNS ADSK SNPS BSY TYL NEM-DE 49% 7% 20% 56% 57% 52% 46% 49% 42% 42% 37% 39% 2021E Rule of 40 44 1. Reflects Revenue on a non-GAAP Basis. See “Disclaimer-Non-GAAP Financial Measures.” CCC 2021E Revenue reflects management forecast. See “Disclaimer – Use of Projections” 2. Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Revenue. See “Disclaimer-Non-GAAP Financial Measures.” CCC 2021E Adjusted EBITDA margin reflects management forecast. See “Disclaimer-Use of Projections” Source: CCC Management, Company filings, and FactSet median broker consensus estimates as of January 20, 2021P e e r b e n c h m a r k i n g – O p e r a t i n g m e t r i c s (US $ in millions) Insurtech Peers Vertical Software Peers 2021E Revenue Growth 17% Peer Average: 9% 14% 13% 12% 11% 9% 9% 9% 7% 7% 6% 2% Chariot_Guidance_Low DCT GWRE ADSK ANSS DSGX BSY NEM-DE SNPS CDNS VRSK TYL 1 $675 $263 $754 $4,247 $1,830 $381 $868 $788 $4,078 $2,834 $2,974 $1,198 2021E Revenue 2 2021E Adj. EBITDA Margin 49% Peer Average: 31% 45% 41% 39% 36% 35% 33% 32% 30% 30% 5% 2% Chariot_Guidance_Low GWRE DCT VRSK ANSS DSGX CDNS ADSK SNPS BSY TYL NEM-DE 49% 7% 20% 56% 57% 52% 46% 49% 42% 42% 37% 39% 2021E Rule of 40 44 1. Reflects Revenue on a non-GAAP Basis. See “Disclaimer-Non-GAAP Financial Measures.” CCC 2021E Revenue reflects management forecast. See “Disclaimer – Use of Projections” 2. Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Revenue. See “Disclaimer-Non-GAAP Financial Measures.” CCC 2021E Adjusted EBITDA margin reflects management forecast. See “Disclaimer-Use of Projections” Source: CCC Management, Company filings, and FactSet median broker consensus estimates as of January 20, 2021

P e e r b e n c h m a r k i n g – V a l u a t i o n m e t r i c s 1 Insurtech Peers Vertical Software Peers EV / 2021E Adj. EBITDA Peer Average: 37.7x 47.2x 46.8x 44.2x 40.2x 35.5x 35.1x 34.1x 31.8x 29.1x 24.1x NM NM Chariot_Guidance_Low DCT GWRE TYL ADSK BSY ANSS NEM-DE CDNS DSGX SNPS VRSK 1 EV / 2021E Adj. EBITDA / 2021E Revenue Growth Peer Average: 4.2x 7.3x 5.1x 4.8x 3.9x 3.6x 3.6x 3.3x 3.3x 3.1x 2.3x NM NM Chariot_Guidance_Low GWRE DCT TYL CDNS BSY NEM-DE VRSK SNPS ADSK ANSS DSGX 1. EV / 2021E Adj. EBITDA / 2021E Revenue Growth calculated by dividing 2021E EBITDA Multiple by 2021E Revenue Growth and multiplying by 100. Ex: Autodesk 2021E Adj. EBITDA multiple 46.8x / 2021E Revenue Growth (14% x 100) = 3.3x 45 Reflects Revenue on a non-GAAP basis. Adjusted EBITDA is a non-GAAP financial measure. See “Disclaimer-Non-GAAP Financial Measures.” CCC 2021E Adjusted EBITDA and 2021E Revenue Growth reflects management forecast. See “Disclaimer-Use of Projections” Note: “NM” indicates EBITDA multiples greater than 75x, EV / Adj. EBITDA / Revenue Growth multiples greater than 10x Source: CCC Management, Company filings, and FactSet median broker consensus estimates as of January 20, 2021P e e r b e n c h m a r k i n g – V a l u a t i o n m e t r i c s 1 Insurtech Peers Vertical Software Peers EV / 2021E Adj. EBITDA Peer Average: 37.7x 47.2x 46.8x 44.2x 40.2x 35.5x 35.1x 34.1x 31.8x 29.1x 24.1x NM NM Chariot_Guidance_Low DCT GWRE TYL ADSK BSY ANSS NEM-DE CDNS DSGX SNPS VRSK 1 EV / 2021E Adj. EBITDA / 2021E Revenue Growth Peer Average: 4.2x 7.3x 5.1x 4.8x 3.9x 3.6x 3.6x 3.3x 3.3x 3.1x 2.3x NM NM Chariot_Guidance_Low GWRE DCT TYL CDNS BSY NEM-DE VRSK SNPS ADSK ANSS DSGX 1. EV / 2021E Adj. EBITDA / 2021E Revenue Growth calculated by dividing 2021E EBITDA Multiple by 2021E Revenue Growth and multiplying by 100. Ex: Autodesk 2021E Adj. EBITDA multiple 46.8x / 2021E Revenue Growth (14% x 100) = 3.3x 45 Reflects Revenue on a non-GAAP basis. Adjusted EBITDA is a non-GAAP financial measure. See “Disclaimer-Non-GAAP Financial Measures.” CCC 2021E Adjusted EBITDA and 2021E Revenue Growth reflects management forecast. See “Disclaimer-Use of Projections” Note: “NM” indicates EBITDA multiples greater than 75x, EV / Adj. EBITDA / Revenue Growth multiples greater than 10x Source: CCC Management, Company filings, and FactSet median broker consensus estimates as of January 20, 2021

P e e r b e n c h m a r k i n g – V a l u a t i o n m e t r i c s 1 Insurtech Peers Vertical Software Peers EV / 2021E Revenue Peer Average: 14.6x 23.5x 18.1x 16.4x 14.3x 14.2x 14.0x 13.8x 13.2x 11.8x 10.4x 10.5x 10.4x Chariot_Guidance_Low DCT GWRE ANSS ADSK BSY TYL DSGX CDNS VRSK NEM-DE SNPS 1 EV / 2021E Revenue / 2021E Revenue Growth Peer Average: 1.9x 5.9x 2.2x 2.0x 1.8x 1.6x 1.5x 1.4x 1.3x 1.2x 1.2x 1.1x 0.8x Chariot_Guidance_Low GWRE DCT TYL CDNS VRSK BSY ANSS DSGX SNPS ADSK NEM-DE 46 1. EV / 2021E Revenue / 2021E Revenue Growth calculated by dividing 2021E Revenue Multiple by 2021E Revenue Growth and multiplying by 100. Ex: Autodesk 2021E Revenue Multiple 16.4x / 2021E Revenue Growth (14% x 100) = 1.2x Reflects Revenue on a non-GAAP basis. See “Disclaimer-Non-GAAP Financial Measures.” CCC 2021E Revenue and 2021E Revenue Growth reflect management forecasts. See “Disclaimer-Use of Projections” Source: CCC Management, Company filings, and FactSet median broker consensus estimates as of January 20, 2021P e e r b e n c h m a r k i n g – V a l u a t i o n m e t r i c s 1 Insurtech Peers Vertical Software Peers EV / 2021E Revenue Peer Average: 14.6x 23.5x 18.1x 16.4x 14.3x 14.2x 14.0x 13.8x 13.2x 11.8x 10.4x 10.5x 10.4x Chariot_Guidance_Low DCT GWRE ANSS ADSK BSY TYL DSGX CDNS VRSK NEM-DE SNPS 1 EV / 2021E Revenue / 2021E Revenue Growth Peer Average: 1.9x 5.9x 2.2x 2.0x 1.8x 1.6x 1.5x 1.4x 1.3x 1.2x 1.2x 1.1x 0.8x Chariot_Guidance_Low GWRE DCT TYL CDNS VRSK BSY ANSS DSGX SNPS ADSK NEM-DE 46 1. EV / 2021E Revenue / 2021E Revenue Growth calculated by dividing 2021E Revenue Multiple by 2021E Revenue Growth and multiplying by 100. Ex: Autodesk 2021E Revenue Multiple 16.4x / 2021E Revenue Growth (14% x 100) = 1.2x Reflects Revenue on a non-GAAP basis. See “Disclaimer-Non-GAAP Financial Measures.” CCC 2021E Revenue and 2021E Revenue Growth reflect management forecasts. See “Disclaimer-Use of Projections” Source: CCC Management, Company filings, and FactSet median broker consensus estimates as of January 20, 2021

P O W E R I N G F O R W A R D T h a n k y o u . ©2021 Information Services Inc. All rights reserved. ©2021 CCC Information Services Inc. All rights reserved. 47P O W E R I N G F O R W A R D T h a n k y o u . ©2021 Information Services Inc. All rights reserved. ©2021 CCC Information Services Inc. All rights reserved. 47

A P P E N D I X ©2021 Information Services Inc. All rights reserved. 48A P P E N D I X ©2021 Information Services Inc. All rights reserved. 48

R e c o n c i l i a t i o n (US $ in millions) 1 2015 2016 2017 2018 2019 2020 Total Revenue $ 430 $ 466 $ 5 07 $ 5 70 $ 616 $ 633 Product Divestment [1st Party Clinical - revenue] (46) (47) (45) (52) (46) (35) Adjusted Revenue - Non-GAAP $ 384 $ 419 $ 462 $ 5 18 $ 570 $ 598 Adjusted Revenue Growth 9% 9% 10% 12% 10% 5% Net Income (Loss) $ 0 $ 12 $ 2 13 $ (55) $ (210) $ (22) (+) Interest Expense 47 46 71 90 89 77 (+) Income tax (benefit) (1) 6 (319) (3) (67) (0) (+) Depreciation & Amortization 70 68 109 127 128 116 (+) Impairment (Goodwill/Intangible) - - - - 207 - (+) Stock-based compensation 3 1 20 8 8 11 (+) Private equity deal costs - - 34 0 0 - (+) IPO Readiness - - - - - 1 (+) Loss on early retirement of debt - - 14 - - 9 (+) Change in FV of swap (gain)/loss - - (10) (7) 22 13 Adjusted EBITDA - Non-GAAP before 1st Party Clinical $ 119 $ 1 33 $ 132 $ 161 $ 177 $ 207 (-) Product Divestment [1st Party Clinical - revenue] (46) (47) (45) (52) (46) (35) (+) Product Divestment [1st Party Clinical - cost of revenue] 31 33 37 39 40 31 Adjusted EBITDA - Non-GAAP $ 104 $ 119 $ 124 $ 148 $ 1 70 $ 203 Adjusted EBITDA Margin 27% 28% 27% 29% 30% 34% 1. 2020 reflects preliminary financial information. See “Disclaimer-Use of Projections.” 49 ©2021 CCC Information Services Inc. All rights reserved.R e c o n c i l i a t i o n (US $ in millions) 1 2015 2016 2017 2018 2019 2020 Total Revenue $ 430 $ 466 $ 5 07 $ 5 70 $ 616 $ 633 Product Divestment [1st Party Clinical - revenue] (46) (47) (45) (52) (46) (35) Adjusted Revenue - Non-GAAP $ 384 $ 419 $ 462 $ 5 18 $ 570 $ 598 Adjusted Revenue Growth 9% 9% 10% 12% 10% 5% Net Income (Loss) $ 0 $ 12 $ 2 13 $ (55) $ (210) $ (22) (+) Interest Expense 47 46 71 90 89 77 (+) Income tax (benefit) (1) 6 (319) (3) (67) (0) (+) Depreciation & Amortization 70 68 109 127 128 116 (+) Impairment (Goodwill/Intangible) - - - - 207 - (+) Stock-based compensation 3 1 20 8 8 11 (+) Private equity deal costs - - 34 0 0 - (+) IPO Readiness - - - - - 1 (+) Loss on early retirement of debt - - 14 - - 9 (+) Change in FV of swap (gain)/loss - - (10) (7) 22 13 Adjusted EBITDA - Non-GAAP before 1st Party Clinical $ 119 $ 1 33 $ 132 $ 161 $ 177 $ 207 (-) Product Divestment [1st Party Clinical - revenue] (46) (47) (45) (52) (46) (35) (+) Product Divestment [1st Party Clinical - cost of revenue] 31 33 37 39 40 31 Adjusted EBITDA - Non-GAAP $ 104 $ 119 $ 124 $ 148 $ 1 70 $ 203 Adjusted EBITDA Margin 27% 28% 27% 29% 30% 34% 1. 2020 reflects preliminary financial information. See “Disclaimer-Use of Projections.” 49 ©2021 CCC Information Services Inc. All rights reserved.

R e c o n c i l i a t i o n ( c o n t i n u e d ) (US $ in millions) 1 2018 2019 2020 Adjusted Cost of Revenue Calculation: Cost of revenue - GAAP $ 2 13 $ 226 $ 208 (-) Product Divestment [1st Party Clinical] (39) (40) (31) (-) Amortization of Intangible Asset - Acquired Technology (28) (28) (26) (-) Impairment of Intangible Assett - Acquired Technology - (6) - (-) Stock Compensation (0) (0) (0) Total Cost of Revenue - Non-GAAP $ 145 $ 1 51 $ 151 Adjusted Gross Margin - Non-GAAP $ 374 $ 419 $ 448 Adjusted Gross Margin % - Non-GAAP 72% 73% 75% 1. 2020 reflects preliminary financial information. See “Disclaimer-Use of Projections.” 50 ©2021 CCC Information Services Inc. All rights reserved.R e c o n c i l i a t i o n ( c o n t i n u e d ) (US $ in millions) 1 2018 2019 2020 Adjusted Cost of Revenue Calculation: Cost of revenue - GAAP $ 2 13 $ 226 $ 208 (-) Product Divestment [1st Party Clinical] (39) (40) (31) (-) Amortization of Intangible Asset - Acquired Technology (28) (28) (26) (-) Impairment of Intangible Assett - Acquired Technology - (6) - (-) Stock Compensation (0) (0) (0) Total Cost of Revenue - Non-GAAP $ 145 $ 1 51 $ 151 Adjusted Gross Margin - Non-GAAP $ 374 $ 419 $ 448 Adjusted Gross Margin % - Non-GAAP 72% 73% 75% 1. 2020 reflects preliminary financial information. See “Disclaimer-Use of Projections.” 50 ©2021 CCC Information Services Inc. All rights reserved.

Definitions

Term	Definition
Net Dollar Retention	Calculated by dividing (a) annualized software revenue recorded in the last month of the measurement period for unique billing accounts that generated revenue during the corresponding month of the prior year by (b) Software annualized software revenue as of the corresponding month of the prior year. The calculation includes changes for these billing accounts, such as additional solutions purchased, changes in pricing and transaction volume, but does not reflect revenue for new customer billing accounts added. The calculation excludes: 1) one-time revenue related to volume true-ups and professional services (including implementation and consulting revenue), and 2) annualized software revenue for smaller customers with annualized software revenue below the threshold of $100,000 for carriers and $4,000 for shops.
Gross Dollar Retention	Same as above but excludes the following from (a): changes for unique billing accounts, such as additional solutions purchased, changes in pricing and transaction volume, and does not reflect revenue for new customer billing accounts added.
Recurring Software Revenue	Software subscriptions and hosted services are recognized over time and provide customers with the right to use the hosted software over the contract period without taking possession of the software, and are billed on either a subscription or transaction basis. Software revenues are billed on a subscription or transaction basis under multi-year contracts for services.
Other Revenue	Comprised of professional services, implementation fees and other non-software services. Implementation fee revenue is recognized ratably over the contract period while other non-software services revenue is recognized in the period the service is performed.

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©2021 CCC Information Services Inc. All rights reserved.

C o n s o l i d a t e d b a l a n c e s h e e t s (US $ in millions) 2018 2019 ASSETS Current Assets: Cash and Cash Equivalents $ 57 $ 93 Accounts Receivable - Net of Allowances of $3,970 and $3,024 for 2019 and 2018, Respectively 59 64 Income Taxes Receivable 4 6 Deferred Contract Costs 2 13 Other Current Assets 15 19 Total current assets $ 1 38 $ 195 Software, Equipment and Property $ 82 $ 90 Intangible Assets - Net 1,700 1,411 Goodwill 1,493 1,467 Deferred Financing Fees, Revolver 2 1 Long term Deferred Contract Costs 3 18 Other Assets 22 3 Total $ 3,439 $ 3 ,185 LIABILITIES AND STOCKHOLDERS' EQUITY Current Liabilities: Accounts Payable $ 11 $ 15 Accrued Expenses 45 53 Income Taxes Payable 1 2 Current Portion of Long-term Debt 10 10 Current Portion of Long Term Licensing Agreement - Net of Discount 2 2 Deferred Revenues 23 25 Total Current Liabilities $ 93 $ 108 Long Term Debt: First Lien Term Loan - Net of Discount & Fees $ 953 $ 9 47 Second Lien Term Loan - Net of Discount & Fees 365 366 Total Long Term Debt $ 1 ,319 $ 1,314 Deferred Income Taxes - Net $ 414 $ 333 Long Term Licensing Agreement - Net of Discount 41 39 Other Liabilities 3 12 Total Liabilities $ 1 ,869 $ 1,806 Total Stockholders' Equity $ 1 ,570 $ 1,379 Total $ 3,439 $ 3,185 52 Note: Financial information presented is subject to audit pursuant to the standards of the Public Company Accounting Oversight Board (PCAOB), which may result in adjustments. Subtotals and totals may not sum due to rounding effect. ©2021 CCC Information Services Inc. All rights reserved.C o n s o l i d a t e d b a l a n c e s h e e t s (US $ in millions) 2018 2019 ASSETS Current Assets: Cash and Cash Equivalents $ 57 $ 93 Accounts Receivable - Net of Allowances of $3,970 and $3,024 for 2019 and 2018, Respectively 59 64 Income Taxes Receivable 4 6 Deferred Contract Costs 2 13 Other Current Assets 15 19 Total current assets $ 1 38 $ 195 Software, Equipment and Property $ 82 $ 90 Intangible Assets - Net 1,700 1,411 Goodwill 1,493 1,467 Deferred Financing Fees, Revolver 2 1 Long term Deferred Contract Costs 3 18 Other Assets 22 3 Total $ 3,439 $ 3 ,185 LIABILITIES AND STOCKHOLDERS' EQUITY Current Liabilities: Accounts Payable $ 11 $ 15 Accrued Expenses 45 53 Income Taxes Payable 1 2 Current Portion of Long-term Debt 10 10 Current Portion of Long Term Licensing Agreement - Net of Discount 2 2 Deferred Revenues 23 25 Total Current Liabilities $ 93 $ 108 Long Term Debt: First Lien Term Loan - Net of Discount & Fees $ 953 $ 9 47 Second Lien Term Loan - Net of Discount & Fees 365 366 Total Long Term Debt $ 1 ,319 $ 1,314 Deferred Income Taxes - Net $ 414 $ 333 Long Term Licensing Agreement - Net of Discount 41 39 Other Liabilities 3 12 Total Liabilities $ 1 ,869 $ 1,806 Total Stockholders' Equity $ 1 ,570 $ 1,379 Total $ 3,439 $ 3,185 52 Note: Financial information presented is subject to audit pursuant to the standards of the Public Company Accounting Oversight Board (PCAOB), which may result in adjustments. Subtotals and totals may not sum due to rounding effect. ©2021 CCC Information Services Inc. All rights reserved.

Consolidated statements of cash flows

(US $ in millions)

		2018		2019
CASH FLOWS FROM OPERATING ACTIVITIES:				
Net loss	$	(55)	$	(210)
Adjustments to reconcile net loss to net cash provided by operating activities:				
Depreciation and amortization of software, equipment, and property		15		18
Amortization of intangible assets		113		109
Impairment of goodwill and intangible assets		-		207
Deferred income taxes		(4)		(84)
Stock-based compensation		7		7
Amortization of deferred financing fees		5		5
Amortization of discount on debt		1		1
Change in fair value of interest rate swaps		(7)		22
Other Adjustments		(2)		(9)
Net cash provided by operating activities	**$**	**72**	**$**	**66**
CASH FLOWS FROM INVESTING ACTIVITIES:				
Purchases of software, equipment, and property	$	(20)	$	(20)
Purchase of intangible asset		-		(0)
Purchase of equity investment		-		(0)
Net cash used in investing activities	**$**	**(20)**	**$**	**(21)**
CASH FLOWS FROM FINANCING ACTIVITIES:				
Principal payments on long-term debt	$	(10)	$	(10)
Proceeds from exercise of stock options		-		1
Distributions to shareholders		(50)		-
Repurchase of Series B common stock		(0)		(0)
Net cash used in financing activities	**$**	**(60)**	**$**	**(9)**
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	$	(0)	$	(0)
NET CHANGE IN CASH AND CASH EQUIVALENTS	**$**	**(8)**	**$**	**36**
CASH AND CASH EQUIVALENTS:				
Beginning of year	$	66	$	57
End of year		57		93
NONCASH INVESTING AND FINANCING ACTIVITIES:				
Unpaid liability related to capital expenditures	$	43	$	7
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:				
Cash paid for interest	$	86	$	87
Cash paid for income taxes, net of refunds		4		18

Note: Financial information presented is subject to audit pursuant to the standards of the Public Company Accounting Oversight Board (PCAOB), which may result in adjustments. Subtotals and totals may not sum due to rounding effect.

©2021 CCC Information Services Inc. All rights reserved.

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